INCOME TAXES	3 Months Ended
Mar. 31, 2012
INCOME TAXES
INCOME TAXES

NOTE 11. INCOME TAXES

Income tax expense in the three months ended March 31, 2012 included expense of $1 million related to continuing operations attributable to an increase in our estimated liabilities for uncertain tax positions, net of related deferred tax effects. The total amount of unrecognized tax benefits as of March 31, 2012 was $35 million ($34 million related to continuing operations and $1 million related to discontinued operations), which, if recognized, would impact our effective tax rate and income tax expense (benefit) from continuing and discontinued operations.

Our practice is to recognize interest and penalties related to income tax matters in income tax expense in our consolidated statements of operations. Approximately $0.2 million of interest and penalties related to accrued liabilities for uncertain tax positions ($0.1 million related to continuing operations and $0.1 million related to discontinued operations) are included in the accompanying Condensed Consolidated Statement of Operations for the three months ended March 31, 2012. Total accrued interest and penalties on unrecognized tax benefits as of March 31, 2012 were $10 million ($11 million related to continuing operations, partially offset by a $1 million benefit related to discontinued operations).

As of March 31, 2012, approximately $9 million of unrecognized federal and state tax benefits, as well as reserves for interest and penalties, may decrease in the next 12 months as a result of the settlement of audits, the filing of amended tax returns or the expiration of statutes of limitations.